UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 2, 2005

Commission File No. 001-13783

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	76-0542208 (I.R.S. Employer Identification No.)

1800 West Loop South
Suite 500
Houston, Texas 77027
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Asset Purchase Agreement with Tech Electric Corporation.

     On May 2, 2005 the Company, Tech Electric Co., Inc., Tech Electric Corporation, and Robert R. Blackmon, as guarantor, entered into an Asset Purchase Agreement (the “Tech Electric Agreement”), dated effective as of April 30, 2005, providing for the sale of substantially all of the assets of Tech Electric Co., Inc. to Tech Electric Corporation for a purchase price of $1,182,000 subject to adjustment. The closing of the transactions contemplated by the Tech Electric Agreement was consummated on May 2, 2005. Mr. Blackmon was the President of Tech Electric Co., Inc. prior to the sale and is the President of the buyer.

     In determining the sales price for the disposed-of assets and liabilities, the Company evaluated past performance, expected future performance, management issues, bonding requirements, market forecasts and the carrying value of such assets and liabilities and received a fairness opinion from an independent consulting and investment banking firm in support of this determination.

Asset Purchase Agreement with Energy Systems, Inc.

     On May 3, 2005 the Company, Anderson & Wood Construction Co., Inc., Energy Systems, Inc., and Fred S. Oliver, as guarantor, entered into an Asset Purchase Agreement (the “Anderson & Wood Agreement”), dated effective as of April 30, 2005, providing for the sale of substantially all of the assets of Anderson & Wood Construction Co., Inc. to Energy Systems, Inc. for a purchase price of $1,975,000 subject to adjustment. The closing of the transactions contemplated by the Anderson & Wood Agreement was consummated on May 4, 2005. Mr. Oliver was the President of Anderson & Wood Construction Co., Inc. prior to the sale and is a President of the buyer.

     In determining the sales price for the disposed-of assets and liabilities, the Company evaluated past performance, expected future performance, management issues, bonding requirements, market forecasts and the carrying value of such assets and liabilities and received a fairness opinion from an independent consulting and investment banking firm in support of this determination.

     On May 5, 2005, the Company issued a press release announcing the closing of the aforementioned asset sale transactions, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

     The descriptions of the Tech Electric Agreement and the Anderson & Wood Agreement provided in this item 1.01 are qualified in their entirety by reference to the Agreements themselves, which are filed as Exhibits 10.1 and 10.2 to this current report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

     (c)     Exhibits.

Exhibit Number	Description of Exhibit

10.1	Asset Purchase Agreement with Tech Electric Corporation dated April 30, 2005.

10.2	Asset Purchase Agreement with Energy Systems, Inc. dated April 30, 2005.

99.1	Press release, dated May 5, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	/s/ David A. Miller
David A. Miller
Senior Vice President and Chief Financial Officer

Dated: May 5, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Asset Purchase Agreement with Tech Electric Corporation dated April 30, 2005.

10.2	Asset Purchase Agreement with Energy Systems, Inc. dated April 30, 2005.

99.1	Press release, dated May 5, 2005.